UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 9, 2013 (October 7, 2013)

IDAHO NORTH RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:   000-55045

IDAHO
(State or other jurisdiction of incorporation or organization)

2555 West Palais Drive
Coeur d’Alene, ID   83815
(Address of principal executive offices, including zip code.)

(509) 928-7604
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01       CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On October 7, 2013, we terminated MaloneBailey, LLP, 9801 Westheimer Road, Suite 1100, Houston, Texas 77042, as our independent registered public accounting firm. The decision to dismiss MaloneBailey, LLP as our independent registered public accounting firm was approved by our Board of Directors on October 7, 2013. Except as noted in the paragraph immediately below, the reports of MaloneBailey, LLP’s financial statements for the years ended June 30, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the MaloneBailey, LLP on our financial statements as of and for the years ended June 30, 2013 and 2012 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the years ended June 30, 2013 and 2012, and through October 7, 2013, we have not had any disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey, LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years or in connection with its reports in any subsequent interim period through the date of dismissal.

During the years ended June 30, 2013 and 2012, and through October 7, 2013, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

On October 8, 2013, we delivered a copy of this report to MaloneBailey, LLP.  On October 9, 2013, MaloneBailey, LLP provided their response.  Their response stated that they agreed with the statements concerning their firm contained within the Form 8-K and a copy of their letter is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On October 7, 2013, we engaged DeCoria, Maichel and Teague, P.S., 7303 North Division, Suite 222, Spokane, Washington, 99208, an independent registered public accounting firm, as our principal independent accountant with the approval of our Board of Directors. We have not consulted with DeCoria, Maichel and Teague, P.S. on any accounting issues prior to engaging them as our new auditors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with DeCoria, Maichel and Teague, P.S. regarding either:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that DeCoria, Maichel and Teague, P.S. concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

16.1	Letter – MaloneBailey, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th day of October, 2013.

IDAHO NORTH RESOURCES CORP.
(the “Registrant”)

BY:	MARK FRALICH
Mark Fralich
President, Principal Executive Officer and a member of the Board of Directors